UNITED STATED
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                     --------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 April 29, 2002                                 000-05667
Date of Report (Date of earliest event reported)          Commission File Number


                              LE@P TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


                    Delaware                                           64-0769296
(State of other jurisdiction of incorporation or         (I.R.S. Employer Identification Number)
                 organization)


                        5601 N. Dixie Highway, Suite 411
                         Fort Lauderdale, Florida 33334
                Address of Principal Executive Offices (Zip Code)


                                 (954) 771-1772
              (Registrant's telephone number, including area code)

Item 4. Changes In Registrant's Certifying Accountants.

     Dismissal of Auditor

     The Audit Committee of the Board of Directors of Le@P Technology, Inc. ("Le@P") annually considers and recommends to the Board the selection of our independent auditor. As recommended by Le@P's Audit Committee, the Board of Directors decided to no longer engage Ernst & Young LLP ("E&Y") as Le@P's independent auditor and on April 29, 2002, E&Y was dismissed as Le@P's independent auditor.

     E&Y's reports on our consolidated financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. E&Y's report on Le@P's consolidated financial statements for 2001 was issued on an unqualified basis in conjunction with the filing of Le@P's Annual Report on Form 10-KSB.

     During our two most recent fiscal years, and through the date of this Form 8-K, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Le@P's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

     Le@P  provided E&Y with a copy of the  foregoing  disclosures.  Attached as
Exhibit 16.1 is a copy of E&Y's letter, dated May 3, 2002, stating its agreement with such statements.

     Engagement of Auditor

     On May 2, 2002, upon the recommendation of our Audit Committee, Le@P engaged Berkowitz, Dick, Pollack and Brant ("BDPB") to serve as Le@P's independent auditor for the fiscal year to end December 31, 2002. During our two most recent fiscal years, and through the date of this Form 8-K, neither we nor anyone acting on our behalf consulted with BDPB regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our financial statements, nor did we (or anyone acting on our behalf) consult with BDPB regarding any other matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).


Item 7. Financial Statements and Exhibits.

(a)(b) not applicable

(c)  Exhibits

16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated May 3, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LE@P TECHNOLOGY, INC.


                                        By: /s/ Robert G. Tancredi, M.D.
                                            ----------------------------
                                            Robert G. Tancredi, M.D.
                                            President

Dated: May 3, 2002


                                       4